Ex. 10.47

LOAN PURCHASE AGREEMENT

THIS LOAN PURCHASE AGREEMENT (this “Agreement”) is made effective as of September 30, 2015 (the “Effective Date”), by and between Oasis Indian Bend LLC, a Delaware limited liability company (“Seller”), and SREOF II Holdings, LLC, a Delaware limited liability company (“Purchaser”).

WHEREAS, Seller is the holder of a loan (the “Loan”) to NAUOASIS, LLC, a Texas limited liability company (“Borrower”), evidenced by, among other things, that certain Promissory Note Secured by Real Property dated effective July 23, 2015, made by Borrower in favor of Seller, in the principal amount of $11,000,000, a copy of which is attached hereto as Exhibit A (the “Note”).

WHEREAS, the Note is secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated July 23, 2015, by and among Seller as Beneficiary, Borrower as Trustor, and Clifton M. Dugas, II as Trustee, recorded as Instrument Number 2015088972 in the Official Records of Fort Bend County, Texas, a copy of which is attached hereto as Exhibit B (the “Deed of Trust”), which Deed of Trust encumbers and creates a security interest in the real property commonly known as Oasis Medical Center located at 11929 West Airport Boulevard, Stafford, Texas 77477, as more particularly described in the Deed of Trust (the “Property”).

WHEREAS, the Loan is further evidenced by that certain Non-Recourse Carve-Out Guaranty dated as of July 23, 2015 (“Non-Recourse Guaranty”), from Fercan E. Kalkan and Fatma Kalkan (collectively, the “Guarantors”), and that certain Unconditional Loan Guaranty from Guarantors dated as of July 23, 2015 (“Unconditional Guaranty”).

WHEREAS, Seller’s interests in the Note and Deed of Trust have previously been collaterally assigned to CC3 LOAN PORTFOLIO II, LLC, a Delaware limited liability company (“CC3”) (the “Prior Collateral Assignment”), and in connection therewith Seller previously delivered to CC3: the original Note and Deed of Trust; a Collateral Security Agreement dated as of July 23, 2015, by and between CC3 and Seller (“Prior Collateral Security Agreement”); an allonge “in blank” to the Note (the “REO Loan Allonge”); and an Assignment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing recorded August 7, 2015 in the Official Records of Fort Bend County, Texas as Instrument # 2015088973 (the “Prior DOT Assignment”), a UCC financing statement filed with the Texas Secretary of State on August 10, 2015, with filing number 15-0025640215 (“Prior Financing Statement”).

WHEREAS, at or prior to Closing (as that term is defined below) the Prior Collateral Assignment, the Prior Collateral Security Agreement and the Prior DOT Assignment will be terminated and released.

WHEREAS, Seller desires to sell and Purchaser desires to purchase the Loan upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.	Purchase and Sale of Loan; Closing.
1.1.    Purchase Price. The purchase price of the Loan shall be $11,000,000 (the “Purchase Price”).

1.2.    As-Is Sale. The Loan is being sold AS-IS, WHERE-IS, and WITH ALL FAULTS as of the Effective Date, except as specifically set forth in this Agreement. Except as specifically set forth in this Agreement or in the Closing Documents (defined below), Seller makes no warranties or representations of any type, kind, character, or nature, whether expressed or implied, statutory or otherwise, in fact or in law, with respect to any term or condition of the Loan Documents (defined below), or with respect to the Property, personal property, and/or other collateral securing the Loan (the “Collateral”). Without in any way limiting the generality of the foregoing, except as specifically set forth in this Agreement or in the Closing Documents, Seller makes no representation or warranty, whether expressed or implied, and assumes no responsibility with respect to the collectability or value of the Note, the creditworthiness or financial condition of Borrower or the ability of Borrower to perform its obligations under the Note or the Deed of Trust, or the performance of the obligations of Borrower under the Note or the Deed of Trust. Seller shall have no responsibility for the financial condition of Borrower or for the ability of Borrower to perform its obligations under the Note or the Deed of Trust. After the Closing, Purchaser shall have no recourse against Seller arising out of this Agreement, the Loan, the Note, or the Deed of Trust, except for a breach by Seller of its representations or warranties set forth herein or in the Closing Documents or Seller’s failure to perform its obligations under this Agreement or the Closing Documents. Seller shall not under any circumstances have any duty to repurchase the Loan. For purposes of this Agreement, the term “Loan Documents” means the Note, the Deed of Trust, the Non-Recourse Guaranty, the Unconditional Guaranty, and those certain loan agreements, notes, mortgages, leasehold mortgages, deeds of trust, deeds to secure debt, pledge agreements, security agreements, guarantees, indemnities, intercreditor agreements, co-lender agreements, participation agreements, letters of credit, swap/hedge agreements, and all other documents, instruments or agreements executed and/or delivered in connection therewith together with all waivers, amendments, supplements or modifications thereto with respect to the Loan.

1.3    Closing. Subject to the terms and conditions of this Agreement, Seller shall sell, assign and transfer, without recourse, all of its right, title and interest in and to the Loan, the Loan Documents and the Servicing Files and all existing and future claims, if any, against Borrower, to Purchaser at the Closing (as defined below). The closing of the transaction contemplated by this Agreement is referred to in this Agreement as the “Closing”.

(a)    The Closing shall take on September 30, 2015 (the “Closing Date”), or at such other time as may be mutually agreed upon in writing by the parties.

(b)    At or prior to the Closing, the parties shall deliver the following (collectively, the “Closing Documents”):

(1)    By Seller. Seller shall deliver to Purchaser (i) an allonge to the Note in the form attached hereto as Exhibit C, (ii) an Assignment of Deed of Trust, in the form attached hereto as Exhibit D, to be recorded with in the Public Records of Fort Bend County, Texas, (iii) an Assignment of Loan Documents and Interests, in the form attached hereto as Exhibit E (the “Assignment of Loan Documents and Interests”); (iv) to the extent not already delivered to Purchaser, all loan documents and loan files relating to the Loan, including, without limitation the original Note, originals (to the extent in Seller’s possession or reasonable control) of the Loan Documents described on Schedule 2.8 attached hereto, and copies of all other Loan Documents and Servicing Files; (v) an executed written notice to Borrower of the transaction contemplated by this Agreement, in accordance with the notice requirements contained in the Note and Deed of Trust (the “Borrower Notice”); and (vi) evidence reasonably satisfactory to Purchaser of the satisfaction of the condition set forth in Section 4.2 hereof.

(2)    By Purchaser. Purchaser shall deliver to Seller: (i) the Purchase Price; (ii) a duly executed counterpart original of the Assignment of Loan Documents and Interests; and (iii) a duly executed counterpart original of the Borrower Notice.

(c)    Distribution of Payment of Purchase Price. Upon receipt of the Closing Documents, Purchaser shall pay the Purchase Price in cash by wire transfer of immediately available federal funds to Seller at or prior to the Closing.

(d)    Closing Costs. Purchaser shall pay all recording or filing charges, as applicable, for and in connection with the recording and filing of any instrument or document provided herein to be recorded or filed. Seller and Purchaser shall each pay their respective (i) legal fees and expenses, and (ii) cost of all opinions, certificates, instruments, documents and papers required to be delivered, or caused to be delivered, by it hereunder and, without limitation, the cost of all performances by it of its obligations hereunder. Any closing costs not specifically allocated hereunder shall be allocated and paid in accordance with local custom. The provisions of this Section 1(d) shall survive the Closing.

(f)    Further Assurances by Seller. Seller shall duly execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all conveyances, assignments and other documents and items, and take such other actions, in each case, as may be reasonably requested to allow the completion and consummation (or termination, as appropriate) of all tasks and the transactions contemplated by this Agreement and to vest Purchaser with title to, and all rights under, the Loan and Loan Documents and to carry out the intent and purposes of this Agreement, including, without limitation, executing, acknowledging and delivering any documents reasonably requested to effectuate the transfer of any litigation, foreclosure proceedings, receiverships and other enforcement actions against Borrower or any Guarantor. This Section shall survive the Closing.

2.	Representations and Warranties of Seller. Seller represents and warrants as follows:
2.1.    Seller is a limited liability company duly organized in the State of Delaware, and is in good standing under the laws of the State of Delaware.
2.2.    Seller is the sole holder and sole owner of the Loan. Seller’s right, title and interest, in, to, under and with respect to the Loan and Loan Documents are being transferred free and clear of any and all liens, pledges, participations, charges or security interests of any nature (including, without limitation, any interest of CC3).
2.3.    Seller is duly authorized and empowered to enter into this Agreement and to sell the Note and assign the Deed of Trust and all of its right, title and interest in and to the Loan to Purchaser.
2.4.    Except for the Prior Collateral Assignment to CC3 (which shall be released and terminated at or prior to Closing), Seller has not transferred, assigned, or encumbered, and there is no presently effective agreement to transfer, assign, or encumber, all or any part of its interest in the Loan and, as of the Closing, Seller is the sole owner of the Loan.
2.5.    All information that Seller has provided or caused to be provided to Purchaser in connection with the sale of the Loan is correct and complete in all material respects as of the Effective Date.
2.6.    The execution and delivery of this Agreement and the performance of its obligations hereunder by Seller will not conflict with any provision of any law or regulation to which Seller is subject or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any agreement or instrument to which Seller is a party or by which it is bound or any order or decree applicable to Seller. Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with Seller’s execution, delivery or performance of this Agreement, except such as have been obtained or will be obtained prior to Closing.
2.7    The outstanding principal balance of the Loan is, as of the Effective Date and as of the Closing Date, $11,000,000, and the accrued unpaid interest payable under the Note is $78,657.53 (the “Accrued Interest Amount”). Schedule 2.7 sets forth the following information with respect to the Loan, which information is complete, true and correct as of the date hereof: (a) the outstanding principal balance, (b) the amount of any unfunded loan commitment, (c) the amount of any deposits, reserve balances or letters of credit held by or on behalf of Seller (and, to the extent that there are multiple reserve accounts or sub-accounts, the balance of each), (d) the last payment amount received by Seller and the date of such payment, (e) the applicable interest rate, (f) the maturity date (exclusive of any renewal or extension options that have not been exercised), (g) a summary of any defaults known to Seller under the Loan by Borrower or any Guarantor, (h) a summary of any defaults by the lender under the Loan (including those alleged by Borrower) by and (i) the amount of any hedge and swap obligations of the Seller.
2.8    All of the Loan Documents and all documents, other than Loan Documents, relating to the origination and servicing of the Loan, including, without limitation, any closing binder for the Loan and any appraisals, environmental reports, engineering reports, title insurance policies (including without limitation that certain Loan Policy issued by First American Title Guaranty Company, Policy Number 5825648-M205065), operating statements, rent rolls, copies of leases, rating agency reports and correspondence, estoppels certificates, and any notice, demand, or other written or electronic communication from, to or with any counterparty, governmental authority or any other person in respect of the Loan (except to the extent same constitutes a legally privileged communication of Seller) (the “Servicing Files”) have been delivered to Purchaser and the Loan Documents are true, correct and complete in all material respects and, to Seller’s knowledge, the Servicing Files are true, correct and complete in all material respects. Schedule 2.8 sets forth all of the Loan Documents with respect to the Loan. The Loan Documents set forth on Schedule 2.8 and the Servicing Files delivered to Purchaser on or prior to the Effective Date are all the documents that have or could reasonably be expected to have a material impact on the value of the Loan.
2.9    The Note is not subject to any offsets or credits and Borrower has no claims against the holder of the Note or any defense against the payment or performance of its obligations under the Loan. To Sellers knowledge, neither Borrower nor Guarantor nor any agent of Borrower or Guarantor has alleged that the Loan is subject to any right of rescission, set off, counterclaim or defense, including any defense of usury and Seller has not received any notice from any agent or any Borrower or Guarantor asserting that the Loan is subject to any right of rescission, set off, counterclaim or defense, including any defense or usury.
2.10    Except as set forth on Schedule 2.7, there are no defaults by Seller or, to Seller’s actual knowledge, by Borrower or any Guarantor under the Loan Documents.
2.11    There is no pending (nor has Seller received any written notice of any threatened) action, litigation, or other proceeding affecting Seller. Seller has not filed for and does not intend to file for a bankruptcy or similar insolvency proceeding or protection. To Seller’s knowledge, there are no filed or threatened actions, suits or proceedings, arbitrations or governmental investigations involving the Loan, the Collateral or any of the Borrowers or Guarantors, in each case, the adverse outcome of which would reasonably be expected to materially and adversely affect (i) title to the Collateral, (ii) the validity or enforceability of the Loan Documents or (iii) the principal benefit of the security intended to be provided by the Loan Documents.
2.12     (i) Seller is not, nor is it owned (directly or indirectly) or Controlled by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Seller is not (nor is it owned (directly or indirectly) or Controlled by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) Seller has not (nor is it owned (directly or indirectly) or Controlled by any person, group, entity or nation which has) conducted business or engaged in any transaction or dealing with any Prohibited Person in violation of the Patriot Act or any OFAC rule or regulation, including without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the Patriot Act or any OFAC rule or regulation; provided, however, Seller makes no representations or warranties in this Section 2.12 with respect to any shareholder of Seller which is a governmental authority. Notwithstanding anything contained herein to the contrary, for the purposes of this Section 2.12, the phrase “owned (directly or indirectly) or Controlled by, any person, group, entity or nation” and all similar such phrases shall not include any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a U.S. national stock exchange. For purposes of this Section 2.12, “Control” or “Controlled” means, with respect to a person, the power to direct the actions or policies of such person by ownership of voting securities, as its general partner, manager or managing member, by contract, or by other means.
2.13.    Seller is not an “employee benefit plan” as defined in Section 3(3) of U.S. Employee Retirement Income Security Act of 1974, the related provisions of the Code, and the respective rules and regulations promulgated thereunder, in each case as amended from time to time, and judicial rulings and interpretations thereof (“ERISA”), which is subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code; and (ii) the assets of Seller do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (iii) Seller is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and assets of Seller do not constitute plan assets of one or more such plans.
2.14    No Collateral under the Loan serves as the collateral for any other loan to which Seller is a party, or, to Seller’s knowledge, any other loan or other obligation. The Loan is not cross-collateralized or cross-defaulted with any other loan to which Seller is a party, or, to Seller’s knowledge, any other loan.

3.	Representations and Warranties of Purchaser. Purchaser hereby represents, warrants, and covenants that:
3.1.    Purchaser is a limited liability company duly organized in the State of Delaware, and is in good standing under the laws of the State of Delaware.
3.2.    Purchaser is duly authorized and empowered to enter into this Agreement and to purchase the Loan from Seller.
3.3.     Purchaser represents, warrants and covenants that: (i) Purchaser is not, nor is it owned (directly or indirectly) or Controlled by, any person, group, entity or nation named on any OFAC; (ii) Purchaser is not (nor is it owned (directly or indirectly) or Controlled by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) Purchaser has not (nor is it owned (directly or indirectly) or Controlled by any person, group, entity or nation which has) conducted business or engaged in any transaction or dealing with any Prohibited Person in violation of the Patriot Act or any OFAC rule or regulation, including without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person in violation of the Patriot Act or any OFAC rule or regulation. Notwithstanding anything contained herein to the contrary, for the purposes of this Section 3.3, the phrase “owned (directly or indirectly) or Controlled by, any person, group, entity or nation” and all similar such phrases shall not include any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a U.S. national stock exchange. For purposes of this Section 3.3, “Control” or “Controlled” means, with respect to a Person, the power to direct the actions or policies of such Person by ownership of voting securities, as its general partner, manager or managing member, by contract, or by other means.
3.4.    Purchaser is not an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code; and (a) the assets of Purchaser do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (b) Purchaser is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and assets of Purchaser do not constitute plan assets of one or more such plans..

4.
Conditions of Purchaser’s Obligations at the Closing. The obligations of Purchaser with respect to the Closing are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1.    Representations and Warranties. The representations and warranties of Seller contained in Section 2 shall be true on and as of the Closing.
4.2.     CC3 Release Conditions. CC3 shall have released any right, title and interest in the Collateral and the Loan Documents, and Seller shall have received satisfactory evidence of same. Without limiting the generality of the foregoing, the Prior Collateral Assignment, the Prior Collateral Security Agreement and the Prior DOT Assignment shall have been terminated and released, the REO Loan Allonge shall have been returned to Seller (or satisfactory evidence of its destruction shall have been given to Purchaser), and Purchaser shall have received satisfactory evidence that the Prior Financing Statement may be assigned to Purchaser.
4.3.    Performance. Seller shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, including, without limitation, all of Seller’s required deliveries under Section 1.3(b)(1) of this Agreement.

5.
Conditions of Seller’s Obligations at Closing. The obligations of Seller to Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by Purchaser:

5.1.    Representations and Warranties. The representations and warranties of Purchaser contained in Section 3 shall be true and correct on and as of the Closing.
5.2.    Payment of Purchase Price. Purchaser shall have delivered the Purchase Price as provided for in Section 1.
5.3.    Performance. Purchaser shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, including, without limitation, all of Purchaser’s required deliveries under Section 1.3(b)(2) of this Agreement.

6.
Prorated Interest Payment. Notwithstanding anything to the contrary in this Agreement or otherwise, after the Closing, Purchaser shall pay to Seller the Accrued Interest Amount within ten (10) days after Borrower’s payment of same to Purchaser under the Note, by wire transfer of immediately available funds pursuant to separate written instructions to be provided by Seller. Purchaser’s payment of the Accrued Interest Amount shall not affect the Purchase Price. This Section 6 shall survive the Closing.

7.	Miscellaneous.
7.1.    Survival. The warranties and representations of the parties to this Agreement contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year after the Closing.
7.2.    Release of Seller; Mutual Indemnification. As of the Closing, Seller shall be released from all duties, responsibilities and obligations of the lender under the Note or the Deed of Trust to the extent arising from and after the Closing, and Purchaser shall assume all such duties, responsibilities and obligations arising from and after the Closing. Purchaser shall, following the Closing, indemnify, defend and hold harmless Seller from and against any loss, injury, damage, causes, of action, liabilities, demands, obligations claim, lien, cost, or expense, including attorneys’ fees and costs (“Claims”) made, sustained, suffered, or incurred against or by Seller attributable to or arising out of the duties, responsibilities, or obligations of Lender under the Loan Documents from and after the Closing, but expressly excluding any Claims to the extent caused by any event occurring prior to the Closing Date and/or the negligence or willful misconduct of Seller and/or any Claims related to Seller’s breach of its representations, warranties and covenants set forth in this Agreement or the Closing Documents. Seller shall, following the Closing, indemnify, defend and hold harmless Purchaser and its present or former officers, directors, shareholders, employees, representatives, agents, successors and assigns (collectively, the “Purchaser Indemnified Parties”), and each of them, from and against any Claim made, sustained, suffered, or incurred against or by Purchaser attributable to or arising out of the duties, responsibilities, or obligations of Lender under the Loan Documents prior to the Closing, but expressly excluding any Claims to the extent caused by any event occurring after the Closing Date and/or the negligence or willful misconduct of Purchaser. Each party’s obligations under this Section 7.2 shall survive the Closing.
7.3.    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall insure to the benefit of and be binding upon the respective successors and assigns of each party (including any subsequent transferee of any interest in the Loan). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided herein.
7.4.    Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Texas. Any lawsuit or litigation arising under, out of, in connection with, or in relation to this Agreement, any amendment hereof, or the breach hereof, shall be brought in the appropriate court in Fort Bend County, Texas, which shall have exclusive jurisdiction over any such lawsuit or litigation.
7.5.    Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
7.6.    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) upon transmission when sent via e-mail, (iii) when sent by confirmed facsimile, (iv) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (v) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to any party shall be sent to the addresses set forth on the signature page hereto for such party or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties hereto.
7.7.    Time of the Essence. Time is of the essence in the execution and performance of this Agreement and each provision hereof.
7.8.    No Joint Venture. Nothing in this Agreement shall create or be deemed to create a joint venture or partnership among the parties. Each party agrees not to hold itself out as having any authority or as being in a relationship contrary to this Section 8.8.
7.9.    Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Loan, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and necessary disbursements incurred in connection therewith.
7.10.    Entire Agreement; Amendments and Waivers. This Agreement and the documents referred to herein constitute the entire agreement among the parties. Except as otherwise provided in this Agreement, any term of this Agreement may be amended and the observance of any term may be waived only with the written consent of both Seller and Purchaser.
7.11.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement to the minimum extent necessary to comply with the laws of the relevant jurisdiction, and the balance of the Agreement shall be interpreted as if such provision were so excluded in such jurisdiction and shall be enforceable in accordance with its terms.

7.12.    Counterparts. This Agreement may be executed in two (2) or more original or electronic counterparts, all of which together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SELLER:

OASIS INDIAN BEND LLC, a Delaware limited liability company By:IMH Financial Corporation, a Delaware corporation Its:Sole Member and Manager By: Name: Its:
Address for Notice:

Oasis Indian Bend LLC
c/o IMH Financial Corporation
7001 North Scottsdale Road, Suite 2050
Scottsdale, Arizona 85253
Attn: Lawrence D. Bain, CEO
Email: ldb@imhfc.com

With a copy to:

c/o IMH Financial Corporation
7001 North Scottsdale Road, Suite 2050
Scottsdale, Arizona 85253
Attn: Jonathan Brohard, General Counsel
Email: jbrohard@imhfc.com

PURCHASER:
SREOF II Holdings, LLC, a Delaware limited liability company By: Name: Its:

c/o Singerman Real Estate
980 N. Michigan Avenue, Suite 1660
Chicago, IL 60611
Attention: Seth Singerman
Email: ssingerman@singermanre.com

With a copy to:

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Attention: Brian E. Davis
Email: bdavis@mayerbrown.com

Signature Page to Loan Purchase Agreement

JOINDER

This joinder (this “Joinder”) is attached to and made a part of the foregoing Agreement and all terms capitalized but not defined herein shall have the respective meanings given to them in the Agreement. The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, hereby joins in the execution of this Agreement, and agrees that it is jointly and severally liable, as a principal and not as a surety, for the Seller’s obligations under the Agreement and the documents executed in connection therewith that survive the Closing. The Purchaser shall have the right to proceed directly against the undersigned without first making written demand to Seller (and without any obligation to bring suit against the Seller) for the satisfaction of any such obligations.

The undersigned is an owner of Seller, shall derive substantial benefits from the Closing and acknowledges that the execution of this Joinder is a material inducement and condition to Purchaser’s execution of the Agreement. The undersigned represents and warrants that it has the legal right, power, authority and capacity to execute this Joinder, that such execution does not violate the organizational documents of, or any other agreement or instrument by which the undersigned is bound, and that this Joinder is binding and enforceable against the undersigned. The undersigned unconditionally waives any guarantor or suretyship defenses that might otherwise be available to it with respect to its obligations under this Joinder.

IMH Financial Corporation, a Delaware corporation By: Name: Its:
7001 North Scottsdale Road, Suite 2050
Scottsdale, Arizona 85253
Attn: Lawrence D. Bain, CEO
Email: ldb@imhfc.com

With a copy to:

7001 North Scottsdale Road, Suite 2050
Scottsdale, Arizona 85253
Attn: Jonathan Brohard, General Counsel
Email: jbrohard@imhfc.com

EXHIBIT A
PROMISSORY NOTE
(See Attached.)

EXHIBIT B
DEED OF TRUST
(See Attached.)

EXHIBIT C
FORM OF ALLONGE
ALLONGE TO PROMISSORY NOTE SECURED BY REAL PROPERTY

This Allonge to Promissory Note Secured by Real Property is attached to and made a part of that certain Promissory Note Secured by Real Property:
Dated:        July 23, 2015

Made By:	NAUOASIS, LLC, a Texas limited liability company
To:        OASIS INDIAN BEND LLC, a Delaware limited liability company
Original Principal Amount of:    $11,000,000.00
Pay to the order of SREOF II Holdings, LLC, a Delaware limited liability company, without representation, warranty or recourse.
IN WITNESS WHEREOF, the undersigned Assignor has executed this Allonge to Promissory Note Secured by Real Property on September 30, 2015.

ASSIGNOR:
OASIS INDIAN BEND LLC,
a Delaware limited liability company

By:    IMH Financial Corporation,
a Delaware corporation
Its:    Sole Member and Manager

By:    DO NOT SIGN
Name:
Its:

EXHIBIT D
FORM OF ASSIGNMENT OF DEED OF TRUST
Recording Requested By:
First American Title Insurance Company

When recorded, return to:
Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Attention: Brian E. Davis, Esq

(Space above line for recorder’s use only)

ASSIGNMENT OF DEED OF TRUST

THIS ASSIGNMENT OF DEED OF TRUST (this “Assignment”) is made and entered into as of the 30th day of September, 2015, by and between OASIS INDIAN BEND LLC, a Delaware limited liability company (“Assignor”), and SREOF II Holdings, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignee made a loan to NAUOASIS, LLC, a Texas limited liability company (“Borrower”) in the principal amount of $11,000,000 (the “Loan”), evidenced by that certain Promissory Note Secured by Real Property dated effective July 23, 2015 (the “Note”), secured by, among other collateral, that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated July 23, 2015, made by and among Borrower, as Trustor, Assignor, as Beneficiary, and Clifton M. Dugas, II, as Trustee, recorded as Instrument Number 2015088972 in the Official Records of Fort Bend County, Texas (the “Deed of Trust”), concerning the property described on Exhibit A attached hereto (the “Property”).

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby sell, assign, grant, transfer, set over and convey to Assignee, its successors and assigns, all of Assignor’s right, title, and interest in and to the Deed of Trust, without recourse, representation, or warranty except as otherwise set forth in that certain Loan Purchase Agreement dated of even date herewith between Assignor and Assignee.

Together with the Note and other obligations described in said Deed of Trust and secured thereby, and all of Assignor’s right, title, and interest therein; to have and to hold the same unto Assignee, its successors and assigns, forever.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature and acknowledgment on following page]

IN WITNESS WHEREOF, and intending to be legally bound, Assignor has executed this Assignment as of the 30th day of September, 2015.

ASSIGNOR:
OASIS INDIAN BEND LLC,
a Delaware limited liability company

By:    IMH Financial Corporation, a Delaware corporation
Its:    Sole Member and Manager

By:    DO NOT SIGN
Lawrence D. Bain
Its:    Chairman and CEO

STATE OF ARIZONA    )
) ss.
COUNTY OF MARICOPA    )

On September 30, 2015, personally appeared before me, a Notary Public, LAWRENCE D. BAIN, the Chairman and CEO of IMH Financial Corporation, the sole member and manager of OASIS INDIAN BEND LLC, a Delaware limited liability company, to me to be the persons whose names is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity, upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

Official Seal:

EXHIBIT A TO ASSIGNMENT OF DEED OF TRUST
PROPERTY LEGAL DESCRIPTION

TRACT 1: FEE SIMPLE

FIELD NOTES FOR 4.7415 ACRES OF LAND OUT OF THE JAMES ALSTON SURVEY, ABSTRACT NO. 101, IN FORT BEND COUNTY, TEXAS, BEING ALL OF UNRESTRICTED RESERVE "B", THE OASIS MEDICAL CAMPUS PHASE I (REPLAT), THE MAP OR PLAT THEREOF RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, AND BEING THAT SAME TRACT OF LAND CONVEYED TO IMH SPECIAL ASSET NT 250, LLC, AS DESCRIBED IN TRUSTEE'S DEED AND BILL OF SALE RECORDED UNDER COUNTY CLERK'S FILE NO. 2009068322 OF THE OFFICIAL PUBLIC RECORDS OF FORT BEND COUNTY, TEXAS, SAID 4.7415 ACRES OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 5/8 INCH STEEL ROD WITH CAP FOUND IN THE SOUTH LINE OF WEST AIRPORT BOULEVARD, BASED ON A 100 FOOT RIGHT-OF-WAY, MARKING THE NORTHWEST CORNER OF SAID UNRESTRICTED RESERVE "B" AND THE HEREIN DESCRIBED TRACT, SAID POINT ALSO BEING IN THE EAST LINE OF A 200 FOOT WIDE FEE STRIP CONVEYED TO HOUSTON LIGHTING & POWER COMPANY (H.L. & P. CO.), AS DESCRIBED IN VOLUME 363, PAGE 434 OF THE DEED RECORDS OF FORT BEND COUNTY;

THENCE, NORTH 87°22'46" EAST, 158.00 FEET WITH THE SOUTH LINE OF SAID WEST AIRPORT BOULEVARD AND THE NORTH LINE OF SAID UNRESTRICTED RESERVE "B" TO A 5/8 INCH STEEL ROD WITH CAP FOUND MARKING THE MOST NORTHERLY NORTHEAST CORNER OF SAID UNRESTRICTED RESERVE "B" AND THE HEREIN DESCRIBED TRACT, SAID POINT ALSO BEING THE NORTHWEST CORNER OF ADJACENT UNRESTRICTED RESERVE "A" OF SAID OASIS MEDICAL CAMPUS PHASE I;

THENCE, SOUTH 02°22'45" EAST, 377.82 FEET WITH THE WEST LINE OF SAID UNRESTRICTED RESERVE "A" AND THE COMMON EAST LINE OF SAID UNRESTRICTED RESERVE "B" TO A "P-K" NAIL IN CONCRETE SET FOR THE SOUTHWEST CORNER OF SAID UNRESTRICTED RESERVE "A" AND AN INTERIOR ELL CORNER OF SAID UNRESTRICTED RESERVE "B";

THENCE, NORTH 87°19'35" EAST, 130.36 FEET WITH THE SOUTH LINE OF SAID UNRESTRICTED RESERVE "A" AND THE COMMON NORTHERLY LINE OF SAID UNRESTRICTED RESERVE "B" TO A 5/8 INCH STEEL ROD WITH CAP SET FOR THE SOUTHEAST CORNER OF SAID UNRESTRICTED RESERVE "A" AND AN ANGLE POINT FOR SAID UNRESTRICTED RESERVE "B", SAID POINT ALSO BEING THE MOST WESTERLY CORNER OF ADJACENT RESTRICTED RESERVE "E";

THENCE, SOUTH 48°15' 50" EAST, 179.99 FEET WITH THE SOUTHWESTERLY LINE OF SAID RESTRICTED RESERVE "E" AND THE COMMON NORTHEASTERLY LINE OF SAID UNRESTRICTED RESERVE "B" TO A 5/8 INCH STEEL ROD WITH CAP SET AT AN ANGLE POINT;

THENCE, CONTINUING WITH THE SOUTHWESTERLY LINE OF SAID RESTRICTED RESERVE "E" AND THE COMMON NORTHEASTERLY LINE OF SAID UNRESTRICTED RESERVE "B", SOUTH 75°54'53" EAST, AT 2.0 FEET PASSING THE NORTHWEST CORNER OF A CONCRETE BUILDING (PARKING GARAGE), AND CONTINUING ALONG THE NORTHERLY FACE OF SAID CONCRETE BUILDING IN ALL, A TOTAL DISTANCE OF 233.99 FEET TO AN "X" IN CONCRETE SET FOR THE MOST EASTERLY NORTHEAST CORNER OF SAID UNRESTRICTED RESERVE "B" AND THE HEREIN DESCRIBED TRACT, SAID POINT BEING THE SOUTHEAST CORNER OF SAID RESTRICTED RESERVE "E", SAID POINT ALSO BEING IN THE WEST LINE OF ADJACENT UNRESTRICTED RESERVE "D" OF SAID OASIS MEDICAL CAMPUS PHASE I;

THENCE, SOUTH 14°05'07" WEST, 201.01 FEET WITH THE WESTERLY LINE OF SAID UNRESTRICTED RESERVE "D" AND THE COMMON EASTERLY LINE OF SAID UNRESTRICTED RESERVE "B" TO A 5/8 INCH STEEL ROD SET FOR THE SOUTHEAST CORNER OF SAID UNRESTRICTED RESERVE "B" AND THE

HEREIN DESCRIBED TRACT, SAID POINT BEING THE SOUTHWEST CORNER OF SAID UNRESTRICTED RESERVE "D", SAID POINT ALSO BEING IN THE NORTHERLY LINE OF SUGAR GROVE APARTMENTS, THE MAP OR PLAT THEREOF RECORDED IN VOLUME 24, PAGE 5 OF THE SAID PLAT RECORDS;

THENCE, NORTH 75°54'53" WEST, 610.02 FEET WITH THE NORTHERLY LINE OF SAID SUGAR GROVE APARTMENTS AND THE COMMON SOUTHERLY LINE OF SAID UNRESTRICTED RESERVE "B" TO A 5/8 INCH STEEL ROD WITH CAP FOUND IN THE EAST LINE OF THE AFORESAID H.L. & P. CO. 200 FOOT WIDE FEE STRIP MARKING THE SOUTHWEST CORNER OF SAID UNRESTRICTED RESERVE "B" AND THE HEREIN DESCRIBED TRACT, SAID POINT ALSO BEING THE NORTHWEST CORNER OF SAID SUGAR GROVE APARTMENTS;

THENCE, NORTH 02°22'45" WEST, 587.96 FEET WITH THE EAST LINE OF THE SAID H.L. & P. CO. 200 FOOT WIDE FEE STRIP AND THE WEST LINE OF SAID UNRESTRICTED RESERVE "B" TO THE PLACE OF BEGINNING AND CONTAINING 4.7415 ACRES OR 206,539 SQUARE FEET OF LAND, MORE OR LESS. BEING ALSO DESCRIBED AS ALL OF UNRESTRICTED RESERVE "B", IN BLOCK 1 OF THE OASIS MEDICAL CAMPUS - PHASE I, A SUBDIVISION IN FORT BEND COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, TEXAS. BEING ALSO DESCRIBED AS ALL OF UNRESTRICTED RESERVE "B", IN BLOCK 1 OF THE OASIS MEDICAL CAMPUS - PHASE I, A SUBDIVISION IN FORT BEND COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, TEXAS. BEING ALSO DESCRIBED AS ALL OF UNRESTRICTED RESERVE "B", IN BLOCK 1 OF THE OASIS MEDICAL CAMPUS - PHASE I, A SUBDIVISION IN FORT BEND COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, TEXAS.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TRACT 2:

ALL OF UNRESTRICTED RESERVE "C", IN BLOCK 1 OF THE OASIS MEDICAL CAMPUS - PHASE I, A SUBDIVISION IN FORT BEND COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, TEXAS, SAVE AND EXCEPT THAT PORTION OF THE ABOVE DESCRIBED PROPERTY SHOWN AS 1443.0 S.F. DEDICATED AS PART OF THE RIGHT TURN LANE TO THE CITY OF MEADOW PLACE ON THE RECORDED PLAT OF SAID SUBDIVISION.

TRACT 3:

ALL OF UNRESTRICTED RESERVE "D", IN BLOCK 1 OF THE OASIS MEDICAL CAMPUS - PHASE I, A SUBDIVISION IN FORT BEND COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, TEXAS.

TRACT 4:

ALL OF RESTRICTED RESERVE "E", IN BLOCK 1 OF THE OASIS MEDICAL CAMPUS - PHASE I, A SUBDIVISION IN FORT BEND COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF, RECORDED IN PLAT NO. 20050169 OF THE PLAT RECORDS OF FORT BEND COUNTY, TEXAS.

TRACT 5:

NON-EXCLUSIVE EASEMENT FOR PARKING, VEHICULAR INGRESS AND EGRESS, AND USE OF ENTRY ROADS, DRIVEWAYS, PARKWAYS AND CURB CUTS AS SET FORTH AND DEFINED IN AMENDED AND

EXHIBIT E
ASSIGNMENT OF LOAN DOCUMENTS AND INTERESTS
This ASSIGNMENT OF LOAN DOCUMENTS AND INTERESTS (this “Assignment”) is made effective as of September 30, 2015, by and between OASIS INDIAN BEND LLC, a Delaware limited liability company (“Assignor”), and SREOF II Holdings, LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor is the holder of a loan (the “Loan”) to NAUOASIS, LLC, a Texas limited liability company (“Borrower”), evidenced by that certain Promissory Note Secured by Real Property dated effective July 23, 2015, between Assignor as Lender and Borrower, in the principal amount of $11,000,000 (the “Note”).

WHEREAS, pursuant to that certain Loan Purchase Agreement dated of even date herewith between Assignor as Seller and Assignee as Purchaser (the “Loan Purchase Agreement”), Assignor is selling, and Assignee is purchasing, all of Assignor’s right, title, and interest in and to the Loan, the Loan Documents and Servicing Files (all as defined in the Loan Purchase Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.
Assignment. Assignor hereby assigns, transfers, and sets over to Assignee, without recourse, all of Assignor’s right, title, and interest in, to and under the Loan, the Loan Documents and Servicing Files (the “Loan Documents and Interests”).

2.
Representations, Warranties, and Disclaimer. Assignor hereby assigns the Loan Documents and Interests AS-IS, WHERE-IS, and WITH ALL FAULTS, and without representations, express or implied, of any type, kind, character or nature, except the express representations of Assignor set forth in the Loan Purchase Agreement.

3.	Jurisdiction. The laws of the State of Texas shall govern the validity, interpretation, construction, and performance of this Assignment.

4.
Other Terms and Documents. All of the terms of Section 7 of the Loan Purchase Agreement are expressly incorporated into this Assignment. Assignor and Assignee, without further consideration, agree to execute such other documents and perform such other acts as may be reasonably necessary or proper to effectuate this Assignment.

5.
Assignee’s Assumption. Assignee accepts and assumes all of the Loan Documents and Interests, subject to the terms and conditions contained in this Assignment, and all obligations and liabilities arising out of or relating to any of the Loan Documents and Interests accruing on and after the date hereof.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned has executed this Assignment of Loan Documents and Interests, effective as of the date first above mentioned.

ASSIGNOR:	ASSIGNEE:

OASIS INDIAN BEND LLC, a Delaware limited liability company By:IMH Financial Corporation, a Delaware corporation Its:Sole Member and Manager By:DO NOT SIGN Lawrence D. Bain Its:Chairman and CEO	SREOF II Holdings, LLC, a Delaware limited liability company By:DO NOT SIGN Name: Its:

SCHEDULE 2.7

1.	Outstanding Principal Balance: $11,000,000

2.	Amount of any unfunded loan commitment: None

3.	Amount of any deposits, reserve balances or letters of credit held by or on behalf of Seller (and, to the extent that there are multiple reserve accounts or sub-accounts, the balance of each): None.

4.	Last payment amount received by Seller and the date of such payment: $108,493.20 received on 9/3/2015.

5.	Interest Rate: 9.0%

6.	Maturity Date: January 23, 2017

7.
Defaults under the Loan by Borrower or any Guarantor:    Pursuant to Section 2.24 of the Deed of Trust, Borrower was to provide Lender executed subordination agreements from all tenants no later than September 23, 2015; Borrower has failed to provide those executed subordination agreements. Pursuant to Section 2.27 of the Deed of Trust, Borrower must obtain Lender’s written consent before entering into any Material Lease, as defined therein. Borrower entered into a Commercial Lease Agreement dated August 10, 2015, by and between NAUOASIS, LLC and North American University without final approval.

8.	Defaults by the lender under the Loan (including those alleged by Borrower): None

9.	Amount of any hedge and swap obligations of the Seller: None

SCHEDULE 2.8
LOAN DOCUMENTS

1.	Note

2.	Deed of Trust

3.	Non-Recourse Guaranty

4.	Unconditional Guaranty

5.	Statutory Durable Power of Attorney from Fatma Kalkan to Fercan E. Kalka